Ordinary Shares	6 Months Ended
Dec. 31, 2022
Ordinary Shares [Abstract]
ORDINARY SHARES

13. ORDINARY SHARES

On January 3, 2020, 9,165,000 Ordinary Shares were held by Joya Enterprises Limited. On February 22, 2020, the Company issued 3,760,911 Ordinary Shares, to certain founding shareholders, and 2,015,400 Ordinary Shares to two new shareholders who made the capital injection of $2,557,654 in October 2019.

On April 28, 2020, shareholders of the Company approved the re-designation of 5,763,077 of the Company’s issued Ordinary Shares held by Joya Enterprises Limited into 5,763,077 Class B Ordinary Shares and an aggregate of 9,178,234 of the Company’s issued Ordinary Shares held by Joya Enterprises Limited and certain other shareholders into 9,178,234 Class A Ordinary Shares. Holders of Class A Ordinary Shares and Class B Ordinary shares have the same rights except for voting and conversion rights. In respect of matters requiring a shareholder vote, each holder of Class A Ordinary Shares will be entitled to one vote per one Class A Ordinary Share and each holder of Class B Ordinary Shares will be entitled to seven votes per one Class B Ordinary share. The Class A Ordinary Shares are not convertible into shares of any other class. The Class B Ordinary Shares are convertible into Class A Ordinary Shares at any time after issuance at the option of the holder on a one-to-one basis.

On May 30, 2020, the Company issued 500,000 Class A Ordinary Shares to two original shareholders of Pop Culture for a nominal cash consideration of $500 as part of the Reorganization. The shares and per share data as of June 30, 2019 are presented on a retroactive basis to reflect the above share issuances and re-designation.

On May 30, 2020, the Company also issued an aggregate of 1,343,600 Class A Ordinary Shares to five new investors for a cash consideration of $1,707,893 pursuant to certain Share purchase agreements entered into on September 30, 2019. This share issuance is presented on a prospective basis.

On February 9, 2021, the Company issued 1,065,089 Class A Ordinary Shares to non-controlling shareholders of Pop Culture to acquire their 6.45% non-controlling interests in Pop Culture, which resulted in Pop Culture becoming a VIE fully controlled by the Company. The Company has accounted this acquisition of non-controlling interest as an equity transaction with no gain or loss recognized in accordance with ASC 810-10-45.

The subscription receivable presents the receivable for the issuance of Ordinary Shares of the Company and is reported as a deduction of equity. Subscription receivable has no payment terms nor any interest receivable accrual.

On July 2, 2021, the Company closed its initial public offering of 6,200,000 Class A Ordinary Shares. The Class A Ordinary Shares were priced at $6.00 per share, and the offering was conducted on a firm commitment basis. The Company received an aggregate amount of $34,839,398, representing payment in full to the Company of the purchase price for 6,200,000 shares in the aggregate amount of $37,200,000 less underwriting discounts and expenses pursuant to the underwriting agreement dated June 30, 2021.